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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        SOUTHERN MICHIGAN BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                         SOUTHERN MICHIGAN BANCORP, INC.
                              51 West Pearl Street
                            Coldwater, Michigan 49036



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

         The Annual Meeting of Shareholders of Southern Michigan Bancorp, Inc. will be held on Monday, April 21, 2003 at the Dearth Community Center, at the Fairgrounds, in Coldwater, Michigan at 4:00 p.m. for the purpose of considering and voting on the following matters:

         (1) Election of three (3) directors to serve for a three year period ending with the annual meeting of shareholders following the year ended December 31, 2005.

         (2) Ratification of the selection of Crowe, Chizek and Company LLP as Independent Auditors for 2003.

         (3) Transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on February 28, 2003 are entitled to notice of and to vote at the Annual Meeting.

         It is important that your shares be represented at the meeting. We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may revoke your proxy and vote in person.

                                         By Order of the Board of Directors


                                         /s/ John H. Castle
                                         ---------------------------------------
                                         John H. Castle
                                         Chairman

Date:   March 10, 2003

                         SOUTHERN MICHIGAN BANCORP, INC.
                              51 West Pearl Street
                            Coldwater, Michigan 49036

                                 PROXY STATEMENT

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Southern Michigan Bancorp, Inc., a Michigan corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company to be held on Monday, April 21, 2003 at 4:00 p.m. at the Dearth Community Center, located at the Fairgrounds, in Coldwater, Michigan (the "Annual Meeting"), or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

         The costs of soliciting proxies will be paid by the Company. Proxies may be solicited by mail, in person or by telephone by directors, officers and regular employees of the Company. These persons will not be specially compensated for soliciting proxies. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward materials to beneficial owners of shares of the Company held of record by such persons and will reimburse them for their reasonable charges and out-of-pocket expenses in connection therewith. This Proxy Statement and accompanying proxy card were first sent or given to shareholders on March 10, 2003.

         As of February 28, 2003, the record date for the Annual Meeting, there were 1,849,430 shares of common stock of the Company, par value $2.50 per share (the "Common Stock"), issued and outstanding. Each outstanding share is entitled to one (1) vote on each matter submitted to a vote at the Annual Meeting. The transaction of business at the Annual Meeting requires the presence of a quorum, which will be established by the presence or representation at the Annual Meeting of shares of the Company entitled to cast a majority of the votes at the meeting. Directors will be elected by a plurality of the votes cast, whether in person or by proxy, by holders of the Common Stock entitled to vote at the Annual Meeting (see "Proposal (1) - Election of Directors"). The affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting is necessary to approve Proposal (2). Shares as to which authority is withheld in the election of directors, abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. Since they are not votes cast, shares as to which authority is withheld will have no effect on the election of directors. Abstentions and broker non-votes will have the same effect as votes against Proposal (2).

         Proxies are revocable by the delivery of written notice of revocation to the Secretary of the Company at any time before the proxy is exercised. The signing of a proxy does not preclude a shareholder from attending the Annual Meeting and voting in person. All proxies returned before the Annual Meeting will be voted in accordance with the instructions contained therein. If the proxy is not marked with the shareholder's instructions as to voting, the shares to which the proxy relates will be voted for the nominees for director named in this Proxy

Statement, for Proposal (2) and in the discretion of the proxies on any other business as may properly come before the Annual Meeting. All shareholders are encouraged to mark, date and sign the enclosed proxy card and return it to Registrar and Transfer Company, the transfer agent for the Company's stock.

Principal Shareholders

         The following table sets forth, as of February 14, 2003, the names and addresses of all beneficial owners of 5% or more of the Common Stock showing the amount and nature of such beneficial ownership:

                                      NAME AND ADDRESS OF                AMOUNT AND NATURE OF           PERCENT OF
      TITLE OF CLASS                    BENEFICIAL OWNER                 BENEFICIALOWNERSHIP(1)           CLASS
      --------------------------------------------------------------------------------------------------------------
      Common Stock            Southern Michigan Bank & Trust                   105,164(a)                  5.7%
                              51 West Pearl Street
                              Coldwater, MI  49036

      Common Stock            Harvey B. Randall                                146,181(b)                  7.9%
                              8391 Old U.S. 27 South
                              Marshall, MI  49068

         (1) Based upon information furnished to the Company by the beneficial owners named above. The nature of beneficial ownership for shares shown is sole voting and investment power, except as set forth below. Shares have been rounded to the nearest whole share.

                  (a) Southern Michigan Bank & Trust, a wholly owned subsidiary of the Company (the "Bank") holds the shares described above in various fiduciary capacities. As a matter of internal policy, the Bank does not exercise any power to dispose or direct the disposition of such shares and requires authority from its customers prior to any disposition. Certain customers on whose behalf the Bank holds the securities have the sole right to receive and the power to direct the receipt of dividends from, or proceeds from the sale, of such shares. No single customer has an interest that relates to 5% or more of such shares. The Bank is also the trustee of an ESOP/401-K Plan for its employees which holds 101,781 shares of the Company's stock. Except for 10,115 unallocated shares which were included in the table above, the Bank holds no power to vote or direct the disposition of such shares and the Bank disclaims beneficial ownership of such shares.

                  (b) Includes 146,122 shares held by Mr. Randall as trustee.

                      PROPOSAL (1) - ELECTION OF DIRECTORS

         The Company's Board of Directors is currently composed of ten directors who are divided into three classes. One class is elected each year for a three year term. Three directors are proposed to be elected at the Annual Meeting to serve for a three year term ending with the annual meeting of shareholders following the year ended December 31, 2005. All of the nominees are currently serving as directors. If any of the nominees are unable or unwilling to serve as a director, it is intended that the proxies will be voted for the election of the person nominated by the Board of Directors in substitution. The Company has no reason to believe that any nominee of the Board of Directors will be unable to serve as a director if elected.

         The following table lists the names of the nominees and the other current directors and their ages as of February 28, 2003, their principal occupations and the year in which each became a director.

                                                                                                  YEAR FIRST BECAME
                                                     PRINCIPAL OCCUPATION(S) FOR                  A DIRECTOR OF THE
     NAME OF DIRECTOR                    AGE               PAST 5 YEARS(1)                            COMPANY
     ---------------------------------------------------------------------------------------------------------------
          Nominees of the Board of Directors for Election at the Annual Meeting:

     Gregory J. Hull                     54        Farmer                                                1995

     Freeman E. Riddle                   70        Owner - Spoor & Parlin, Inc. (farm                    1982
                                                   equipment)

     Thomas E. Kolassa                   55        Partner - Burnham Insurance Group                     1995

         Directors Whose Terms Continue until the 2004 Annual Meeting:

     H. Kenneth Cole                     54        Treasurer - Hillsdale College                         1998

     William E. Galliers                 60        Co-Owner and Chief Executive Officer - G &            1993
                                                   W Display Fixtures, Inc. (manufacturer of
                                                   display fixtures)

     Kurt G. Miller (1)                  47        President of the Company and the Bank                 2002
                                                   since July 2002; VP Commercial Loans -
                                                   Sturgis Bank & Trust 2000 - 2002;
                                                   Investment Representative - Edward Jones
                                                   1999-2000; Senior VP - Century Bank and
                                                   Trust 1996 - 1999

         Directors Whose Terms Continue until the 2005 Annual Meeting:

     James P. Briskey                    69        Owner - Pittsford Grain Incorporated                  1982
                                                   (grain elevator operator)

     John H. Castle (1)                  45        Chairman of the Board of the Company and              2002
                                                   the Bank; Chief Executive Officer of the
                                                   Company and the Bank from July 2002;
                                                   Senior VP & Senior Trust Officer Century
                                                   Bank & Trust 1991-2002

     Nolan E. Hooker                     51        Owner - Hooker Oil Co.; Co-Owner - Best                1991
                                                   American Car Washes

     Marcia S. Albright                  38        VP of Engineering - Tekonsha Towing                   2002
                                                   Systems, Inc.

(1) Messrs. Castle and Miller along with Jaylen Johnson and Danice Chartrand are the only executive officers of the Company. Mr. Johnson, age 50, is Executive Vice-President, Chief Operating Officer, and Secretary of the Company and has held such positions since December, 2000. Mr. Johnson was a senior vice president of the Company from 1998 to 2000 and was a Vice President and cashier of the Bank from 1991 to 1998. Mr. Johnson joined the Bank in 1975. Mrs. Chartrand, age 36, is Chief Financial Officer of the Company and has held such position since January 1, 2003. Mrs. Chartrand was Controller of the Company from 1999 to 2002. Mrs. Chartrand was controller of HTC Global Services from 1996
         - 1999. The executive officers are elected annually and serve at the pleasure of the Board of Directors.

         The following table sets forth, as of February 14, 2003, the total number of shares of the Common Stock beneficially owned, and the percent of such shares so owned, by each director and by all directors and executive officers of the Company as a group.

      NAME OF BENEFICIAL OWNER OR                          AMOUNT AND NATURE OF          TOTAL           PERCENT OF
      NUMBER OF PERSONS IN GROUP                          BENEFICIAL OWNERSHIP(1)                          CLASS
      ------------------------------------------- ----------------------------------- ---------------- --------------

      Marcia S. Albright                                             155 (a)                   155           (2)

      James P. Briskey                                            14,178                    28,357         1.53%
                                                                  14,179 (a)

      John H. Castle                                               5,000 (3)                 5,162           (2)

                                                                     162 (b)

      H. Kenneth Cole                                                396                       396           (2)

      William E. Galliers                                          4,312 (a)                 4,312           (2)

      Nolan E. Hooker                                              1,606 (a)                 1,758           (2)

                                                                     152

      Gregory J. Hull                                              1,903 (a)                 1,903           (2)

      Thomas E. Kolassa                                            2,337 (a)                 2,337           (2)

      Kurt G. Miller                                               1,812 (3)                 1,812           (2)

      Freeman E. Riddle                                            4,854                     7,300           (2)
                                                                   2,446 (a)

      All directors and executive                                 58,843                    58,843         3.18%
      officers as a group (12 persons)

         (1) Based upon information furnished to the Company by the individual named and the members of the designated group. The nature of beneficial ownership for shares shown is sole voting and investment power except as set forth below. Shares have been rounded to the nearest whole share.

                  (a)      Shared voting and investment power.

                  (b)      Shares indicated are held as custodian.

         (2)      Less than one percent (1%).

         (3) Messrs. Castle and Miller are executive officers of the Company.

Change in Control of Registrant

         The Company is not aware of any arrangements which may result in a change in control of the Company.

Meetings, Committees and Compensation of the Board of Directors

         The Board of Directors of the Company held twelve (12) meetings during 2002. Except for director Morrison, all directors attended at least 75 percent (75%) of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all standing committees of the Board on which they serve.

         The Company's Board of Directors has an Audit Committee which held five
(5) meetings during 2002. During 2002, the committee was comprised of Messrs. Cole, Hull, Hooker and Mrs. Albright. The Audit Committee determines whether adequate internal controls are being maintained. It meets with the Company's independent auditors to review internal controls, procedures of the Company and the Bank, the scope of internal audits, the financial position of the Company and external audits of the Company.

         The Company's Board of Directors has a Compensation Committee which held two (2) meetings during 2002. The Committee is comprised of Messrs. Cole, Briskey and Hooker. The Compensation Committee is responsible for setting and administering the policies which govern annual compensation and incentive programs. In addition, from time to time, it reviews all executive compensation and benefit programs available to executive officers of the Company and to all officers and staff of the Bank. In this respect, the Committee makes recommendations to the Board of Directors with respect to the Compensation of the Chief Executive Officer, as well as reviewing and approving the Chief Executive Officer's recommendations for other officers of the Company.

         The Company's Board of Directors has an Executive Committee which held two (2) meetings during 2002. The Committee is comprised of Messrs. Briskey, Castle, Cole, Galliers and Hull. The Executive Committee reviews major policy changes, evaluates the performance of the Chief Executive Officer and reviews any merger or expansion plans. The Executive Committee also reviews any executive officer promotions and acts as the nominating committee for future members of the Board of Directors.

         The Executive Committee, acting as the nominating committee, will consider nominees recommended by shareholders of the Company. The Company's Bylaws establish a procedure with regard to nominations, other than by or at the direction of the Board of Directors of the Company, of candidates for election as directors (the "Notice Procedure"). The Notice Procedure provides that only such persons who are nominated by the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected will be eligible for election, as the case may be, at the Annual Meeting. To timely nominate an individual under the Notice Procedure, a shareholder must deliver notice to the Secretary of the Company not less than thirty (30) days, but no more than ninety (90) days, prior to the anniversary date of the record date for determination of shareholders entitled to vote in the immediately preceding annual meeting of shareholders. To be timely for consideration at the Annual Meeting, notice of shareholder proposals and/or shareholder nominations must have been received by January 29, 2003. The Secretary has not received any such notice. Nominees proposed by a shareholder for which written proxy solicitation by the Board of Directors is sought shall be made in writing and shall be delivered to the Chairman or the Secretary of the Company by December 31 of the year preceding the year in which the nomination is proposed. Under the Notice Procedure, notice to the Company from a shareholder who proposes to nominate a person at an annual meeting for election as a director must contain such nominee's name, occupation, age, business and residential address and beneficial ownership interest in the Company, together with evidence of such person's willingness to serve as a director if elected. Such notice must also be accompanied by a completed Director Qualification, Eligibility and Disclosure Questionnaire and evidence that the proposed nominee is eligible to serve as a director, all as required by, and in accordance with the Company's Bylaws.

         Currently, each director of the Company whose principal occupation is not with the Company or the Bank receives an annual fee of $6,709 which will be indexed for inflation in 2003. In addition, outside directors are compensated $153 for each committee meeting attended which will also be indexed for inflation in 2003. Outside directors also participate in a bonus program based upon the achievement of growth and profitability goals. There were no bonus payments for 2002. The directors are eligible to receive stock options under the Southern Michigan Bancorp, Inc. 2000 Stock Option Plan. In 2002 no stock options were granted.

Audit Committee Report, Charter, and Independence

Audit Committee Report.

         The Audit Committee reports as follows with respect to the Company's audited financial statements for the year ended December 31, 2002 (the "Consolidated Financial Statements"): (i) the Audit Committee has reviewed and discussed the Consolidated Financial Statements with the Company's management;
(ii) the Audit Committee has discussed with its independent auditors (Crowe, Chizek and Company LLP) the matters required to be discussed by Statement on Auditing Standards 61, as modified or supplemented, which include, among other items, matters related to the conduct of the audit of the Consolidated Financial Statements; (iii) the Audit Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the Company and its related entities), as modified or supplemented, and has discussed with the auditors their independence from the Company; and (iv) based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Consolidated Financial Statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

RESPECTFULLY SUBMITTED BY THE MEMBERS OF THE AUDIT COMMITTEE:
Marcia Albright, H. Kenneth Cole, Nolan E. Hooker & Gregory J. Hull.

Audit Committee Charter.

         The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Annex A. The Board of Directors reviews and approves changes to the Audit Committee Charter annually.

Independence of Audit Committee Members.

         During 2002, the Company's Audit Committee was comprised of Messrs. Cole, Hull, Hooker and Mrs. Albright. Each of these members meets the requirements for independence as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

Executive Compensation

         The following table shows the total compensation received by the Company's Chief Executive Officers for the last three fiscal years. No executive officer of the Company, other than the Chief Executive Officers listed below, received total annual salary and bonus in excess of $100,000 during the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                        ANNUAL COMPENSATION               COMPENSATION
                                                        -------------------               ------------
             NAME AND                                                                       SECURITIES
             PRINCIPAL                                                      OTHER ANNUAL    UNDERLYING       ALL OTHER
             POSITION                 YEAR    SALARY (1)      BONUS         COMPENSATION     OPTIONS         COMPENSATION
             --------                 ----    ----------      -----         ------------     -------         ------------
James T. Grohalski                    2002     $167,000        $0             $0                0             $ 31,286(2)
Chief Financial Officer;              2001     $163,000        $0             $0            2,440             $ 28,713
President and Chief Executive         2000     $161,665        $0             $0                0             $  7,844
Officer of the Company and the
Bank (through June 2002)

John H. Castle                        2002      $75,000        $0             $0                0             $    145(3)
Chief Executive Officer of the
Company and the Bank (July 2002 -
December)

(1) The amounts shown include amounts deferred under the 401(k) provisions of the ESOP and the Bank's executives' deferred compensation agreements.

(2) The amounts shown include the following for 2002 for Mr. Grohalski: (i) $15,311 above market rate interest paid in deferred compensation plan;
         (ii) $8,499 above market rate interest paid in supplemental retirement plan; (iii) employer contributions to accounts in the ESOP and the Deferred Compensation Plan (as defined herein) of $4,200 and $3,000 respectively; and (iv) $276 constituting the value of insurance premiums paid by the Bank for term life insurance for Mr. Grohalski's benefit.

(3) Represents the value of insurance premiums paid by the Bank for term life insurance for Mr. Castle's benefit.

         Option Grant Table.  There were no options granted in fiscal year 2002.

         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values. The following table provides information on the value of options held by the Chief Executive

Officer of the Company at December 31, 2002. There were no options exercised by an officer during the fiscal year ended December 31, 2002.

                                                               NUMBER OF SECURITIES
                          SHARES                              UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                         ACQUIRED        VALUE REALIZED             OPTIONS AT             IN-THE-MONEY OPTIONS AT
                       ON EXERCISE (#)        ($)              DECEMBER 31, 2002 (#)         DECEMBER 31, 2002 ($)
                       ---------------   --------------        ---------------------         ---------------------

NAME                                                       EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                                       -----------   -------------    -----------    -------------
James T. Grohalski          -0-                $0              -0-           2,440             $0           $248.00
John H. Castle              -0-                $0              -0-            -0-              $0              $0

Retirement Benefits

         Officers of the Company participate in the Southern Michigan Bank & Trust Retirement Plan (the "Retirement Plan"), which has been adopted by the Bank. Under the terms of the Retirement Plan, a normal monthly retirement benefit is provided to covered employees who attain the age of 65. It provides for a normal retirement benefit after 30 years of credited service equal to 35% of a participant's actual monthly compensation based on the participant's highest consecutive five year average compensation (see column captioned "Remuneration"). For participants with less than 30 years credited service, reduced benefits are available in an amount equal to the normal retirement benefit reduced by 1/30 for each year of service less than 30. Participants are 100% vested after five years of credited service, and are subject to forfeiture upon termination of employment with credited service less than five years. The following table represents estimated normal annual benefits payable on a straight-life annuity basis upon retirement at age 65 and are not subject to deduction for social security benefits:

                               PENSION PLAN TABLE


                                               YEARS OF SERVICE
                           -------------------------------------------------------------
      REMUNERATION                25                  30                    35
-------------------------- ----------------- --------------------- ---------------------
        $130,000               $37,900             $45,500               $45,500

        $140,000               $40,800             $49,000               $49,000

        $150,000               $43,750             $52,500               $52,500

        $160,000               $46,650             $56,000               $56,000

         John H. Castle is not eligible for benefits under the pension plan as he has not completed one full year with the Bank. James T. Grohalski has 35 years of credited service and $153,200 current covered remuneration. The Bank also had in effect a supplemental retirement arrangement in the form of an Executive Employee Salary Continuation Agreement with Mr. Grohalski under which a specified annual benefit, in addition to that provided under the Retirement Plan, is payable to the participant upon retirement at age 65. The participant is entitled to a reduced benefit if his retirement occurs between the ages of 62 and 65. No benefit is payable if the participant voluntarily terminates his employment or is discharged for cause prior to the age of 62. The specified annual benefit, when added to the benefit under the Retirement Plan, is intended to be approximately equal to the benefit the participant would have received under the Retirement Plan but for a plan amendment which changed the Retirement Plan's benefit formula to comply with changes in pension laws and which substantially reduced the participants' benefits. On December 31, 2002 Mr. Grohalski retired at age 62. The benefit to which he is entitled is $17,341 per year for 15 years.

         The Bank and Mr. Castle executed a deferred compensation agreement. Under the agreement, Mr. Castle elects to defer a portion of his compensation on a pretax basis. Upon retirement at or after age 62, Mr. Castle or his designated beneficiary is entitled to a benefit equal to the amount of his deferrals plus earnings on such deferrals at a specified rate of interest compounded annually, payable in 180 equal monthly amounts. Upon termination of Mr. Castle's employment with the Bank prior to age 62 (for reasons other than Mr. Castle's death or disability), Mr. Castle is entitled to the amount of his deferrals plus earnings on such deferrals as of the date of termination, payable in a lump sum within 90 days after Mr. Castle's date of termination. Upon termination of Mr. Castle's employment prior to age 62 as a result of Mr. Castle's disability, Mr. Castle is entitled to a benefit in an amount equal to what his deferrals plus earnings on such deferrals would have been if Mr. Castle's termination date was at age 65, payable in 180 equal monthly amounts. Upon Mr. Castle's death during the period of Mr. Castle's employment with the Bank, Mr. Castle's beneficiaries are entitled to the greater of (i) the amount of Mr. Castle's deferrals plus earnings on such deferrals or (ii) a benefit equal to $4,165.08 per month for 180 months. The Bank has purchased insurance to fund the death benefit payable to Mr. Castle under the agreement. The amounts shown in the summary compensation table above include amounts deferred by Mr. Castle as contributions under the agreement.

         The Bank and Mr. Grohalski executed a deferred compensation agreement. Under the agreement, Mr. Grohalski elected to defer a portion of his compensation on a pretax basis payable upon retirement. The amounts shown in the summary compensation table above include amounts deferred by Mr. Grohalski as contributions under the agreement. Mr. Grohalski retired on December 31, 2002.

Employment Agreements.

         The Company and the Bank executed an employment agreement with Mr. Grohalski whereby Mr. Grohalski served as the President and Chief Executive Officer of the Company and the Bank. The agreement was for a term of one year and was renewable by mutual agreement of the Company, the Bank and Mr. Grohalski. Mr. Grohalski retired on December 31, 2002 and his employment agreement terminated on such date. For the fiscal year ending on December 31, 2002, Mr. Grohalski's annual salary was $167,000, plus such additional or special compensation based upon his performance as the Company's Board of Directors, in its discretion, may from time to time determine. The agreement also provided that during the term thereof, and for a period of one year following the termination of employment, Mr. Grohalski would not compete in the financial services industry within a geographic radius of 75 miles from Coldwater, Michigan. Mr. Grohalski retired on December 31, 2002.

         The Company executed an employment agreement with Mr. Castle whereby Mr. Castle will serve as the Chief Executive Officer of the Company and the Bank that will expire on

December 31, 2004. Commencing June 2, 2002, Mr. Castle's annual salary will be $150,000 plus such additional or special compensation based upon his performance, pursuant to the terms of a bonus plan to be adopted by the Company. If Mr. Castle is terminated as a result of Mr. Castle's death or disability or by the Company for cause prior to a change in control, Mr. Castle will receive his compensation through the date of his death, disability or termination. In the event Mr. Castle's employment is terminated by the Company without cause prior to a change in control he will be entitled to receive his compensation until the later of December 31, 2004 or one year after such termination date. In the event that following a change in control, Mr. Castle's employment is terminated by him for good reason or by the Company without cause, he will be entitled to 2.99 times his compensation. In the event any payments under the agreement to Mr. Castle result in an "Excess Parachute Payment" under Section 280G under the Internal Revenue Code, then such amount shall be reduced so that such amount will not trigger the excise tax imposed under Section 4999 of the Internal Revenue Code. The agreement also provides that during the term thereof, and for a period of one year following the termination of employment (unless such termination occurs in connection with a change in control), Mr. Castle will not compete in the financial services industry within Branch county and surrounding counties.

Compensation Committee Report on Executive Compensation

Executive Compensation Policies.

         The Company's executive compensation policies are designed to support the corporate objective of maximizing the long-term value of the Company to its shareholders and employees. To achieve this objective, the Compensation Committee believes it is important to provide competitive levels of compensation to attract and retain the most qualified executives, to recognize individuals who exceed expectations and to link closely overall corporate performance and executive pay.

         The Company has established two primary components of the Company's executive compensation plan. The two components are: (a) base compensation; and
(b) stock-based performance compensation through stock option grants.

Base Compensation.

         The Compensation Committee annually reviews base salaries of executive officers. Factors which influence decisions made by the Compensation Committee regarding base salaries are levels of responsibility and potential for future responsibilities, salary levels offered by competitors and overall performance of the Company. The Compensation Committee's practice in establishing salary levels is based in part upon overall Company performance and is not based upon any specific objectives or policies, but reflects the subjective judgment of the Compensation Committee. However, specific annual performance goals are established for each executive officer. Based on the Compensation Committee's comparison of the Company's overall compensation levels as a percent of revenues and net income to comparable companies in the industry, the Compensation Committee believes its overall compensation levels are in the middle of the range.

Stock Option Grants.

         Executive compensation to reward past performance and to motivate future performance will also be provided through stock options granted under the Southern Michigan Bancorp, Inc. 2000 Stock Option Plan. The purpose of the plan is to encourage executive officers to maintain a long-term stock ownership position in the Company in order that their interests are aligned with those of the Company's shareholders. The Board of Directors, in its discretion, has the authority to determine participants in the plan, the number of shares to be granted and the option price and term. Consideration for stock option awards are evaluated on a subjective basis and granted to participants until an ownership position exists which is consistent with the participant's current responsibilities. No options were granted in 2002.

Chief Executive Officer Compensation.

         The Compensation Committee established Mr. Castle's and Mr. Grohalski's base salary based primarily on a subjective evaluation of the Company's prior year's financial results, past salary levels and compensation paid to other chief executive officers in the Company's industry. Based on the Compensation Committee's comparison of the Company's overall compensation level for Mr. Castle and Mr. Grohalski as a percent of revenue and net income to comparable companies in the industry, the Compensation Committee believes their overall compensation level is in the middle of the range.

RESPECTFULLY SUBMITTED BY THE MEMBERS OF THE COMPENSATION COMMITTEE:
James P. Briskey, H. Kenneth Cole and Nolan E. Hooker.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Board of Directors during the last fiscal year consisted of James P. Briskey, H. Kenneth Cole, James J. Morrison, Thomas E. Kolassa and Nolan E. Hooker. Messrs. Briskey, Cole, Morrison, Kolassa and Hooker were not at any time during fiscal year 2002, or at any other time, an officer or employee of the Company. During fiscal year 2002, no member of the Compensation Committee was an executive officer of another entity on whose compensation committee or board of directors an executive officer of the Company served.

Transactions with Directors and Officers

         Directors and officers of the Company and their associates were customers of, and had transactions with the Bank in the ordinary course of business during 2002. All loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

               PROPOSAL (2) - RATIFICATION OF INDEPENDENT AUDITORS

         The firm of Crowe, Chizek and Company LLP conducted an independent audit of the consolidated financial statements of the Company for the year ended December 31, 2002. Upon the recommendation of the Audit Committee, the Board of Directors has selected Crowe, Chizek and Company LLP to act as the Company's independent auditors for 2003.

         This selection is being submitted to shareholders for ratification. While such ratification is not required, the Company believes it is an important corporate decision in which shareholders should participate. If the selection is not ratified, the Board of Directors may, nevertheless, choose to retain Crowe, Chizek and Company LLP as auditors for 2003.

         Audit Fees. The aggregate fees billed by Crowe, Chizek and Company LLP for professional services rendered for the audit (including fees relating to annual report on Form 10-K and quarterly reports on Form 10-Q) of the Company's financial statements for the year ended December 31, 2002 were $40,500.

         Financial Information Systems Design and Implementation. Crowe, Chizek and Company LLP did not provide any professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X (relating to financial information systems design and implementation) for the year ended December 31, 2002.

         All Other Fees. The aggregate fees billed for services rendered by Crowe, Chizek and Company LLP, other than services included above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation" for the year ended December 31, 2002, were as follows:

         AUDIT RELATED SERVICES:

            -     Consulting services related to taxes: $618.
            - Consulting services related to allowance for loan losses methodology, accounting treatment for viatical insurance investments, accounting for trust conflict of interest judgement and assistance with disclosure in quarterly press releases: $4,875.

         NON-AUDIT SERVICES:

            -     Outsourced internal audit services: $46,337.
            -     Preparation of state and federal tax returns: $3,950.
            -     Sarbanes-Oxley Act consulting: $14,767.
            -     Services related to web-site maintenance and support: $5,000.
            -     Services related to marketing and support services: $5,000.

         The Audit Committee of the Company believes the services provided by Crowe, Chizek and Company LLP in exchange for the fees set forth above and under the caption "Audit Related Services" and "Non-Audit Related Services" are compatible with maintaining Crowe, Chizek and Company LLP's independence. All of the hours expended on Crowe, Chizek and Company

LLP's engagement to audit the Company's financial statements for the year ended December 31, 2002 were performed by full-time permanent employees of Crowe, Chizek and Company LLP.

         A representative of Crowe, Chizek and Company LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and to make any comments deemed appropriate. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS FOR 2003.

                             STOCK PERFORMANCE GRAPH

         The chart below shows the yearly percentage change in the Company's cumulative total shareholder return on its Common Stock. This is compared in the chart to similar changes in the NASDAQ Market Index, as well as the SNL Midwest OTC-BB and Pink Sheet banks. All prices are adjusted for stock splits and stock dividends and assume reinvestment of dividends. The chart assumes $100 invested on December 31, 1997, in the Company's Common Stock, the NASDAQ Market Index, as well as the SNL Midwest OTC-BB and Pink Sheet banks. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be necessarily indicative of the actual future return on the Common Stock.

----------------------------------------------------------------------------------------------------------------
 DECEMBER 31,                                     1997       1998      1999       2000       2001       2002
                                                  ----       ----      ----       ----       ----       ----
----------------------------------------------------------------------------------------------------------------
Southern Michigan Bancorp, Inc.                 $100.00    $119.57    $ 93.17   $ 47.39    $ 56.41    $ 58.66
----------------------------------------------------------------------------------------------------------------
NASDAQ                                          $100.00    $140.99    $261.48   $157.42    $124.89    $ 86.33
----------------------------------------------------------------------------------------------------------------
SNL Midwest OTC-BB and Pink Sheets              $100.00    $122.77    $106.17   $ 87.51    $ 80.71    $103.52
----------------------------------------------------------------------------------------------------------------

                         DISCLOSURE OF DELINQUENT FILERS

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the last fiscal year and Form 5 and amendments thereto (together with written representations from reporting persons that no Form 5 was required) furnished to the Company with respect to the last fiscal year, except as noted below, the Company is not aware of any person who, at any time during the last fiscal year, was a director, officer, or beneficial owner of more than 10% of the Company's Common Stock, that failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during the most recent fiscal year or prior years. Freeman E. Riddle, a director of the Company, did not timely report 300 shares held directly by him on his Form 3 filed with the Securities and Exchange Commission on April 22, 2002. Mr. Riddle subsequently amended such Form 3.

                                  OTHER MATTERS

         The Board of Directors had not received notice by January 25, 2003 and does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the holders of the proxies to vote, or otherwise to act, in accordance with their judgment on such matters.

                           2004 SHAREHOLDER PROPOSALS

         In order for shareholder proposals for the 2004 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy statement, they must be received by the Company at its principal office, 51 West Pearl Street, Coldwater, Michigan 49036, on or before November 11, 2003. To be considered for presentation at the 2004 Annual Meeting of Shareholders, a shareholder proposal not included in the Company's proxy statement must be received by the Company on or before January 29, 2004 and not earlier than November 30, 2003. Any such notice shall set forth a description of the business the shareholder proposes to be brought before the annual meeting and shall comply with the requirements of the Company's Bylaws. The proxy for the 2004 Annual Meeting of Shareholders may confer discretionary authority to the proxy holders for that meeting with respect to voting on any shareholder proposal received by the Secretary of the Company after January 24, 2004, which is eligible for consideration at the meeting.

         The Company files an Annual Report on Form 10-K with the Securities and Exchange Commission. The 2002 Annual Report filed on Form 10-K will be available upon written request after March 31, 2003. To request a copy of the Form 10-K, address the request to Southern Michigan Bancorp, Inc., 51 West Pearl Street, Coldwater, Michigan 49036, Attention: Jaylen T. Johnson, Secretary.

                                            By Order of the Board of Directors,

                                            /s/Jaylen T. Johnson
                                            ------------------------------------
                                            Jaylen T. Johnson
                                            Secretary

                                     ANNEX A

                             AUDIT COMMITTEE CHARTER


                         SOUTHERN MICHIGAN BANCORP, INC.



                         PURPOSES OF THE AUDIT COMMITTEE

The purposes of the Audit Committee are to assist the Board of Directors:

  I. In its oversight of the Corporation's accounting and financial reporting principles and policies and internal accounting and disclosure controls and procedures;

 II. In its oversight and supervision of the Corporation's internal audit function;

III. In its oversight of the certification of the Corporation's quarterly and annual financial statements and disclosures and assessment of internal disclosure controls by the Corporation's Chief Executive Officer (CEO) and Chief Financial Officer (CFO);

IV. In its oversight of the Corporation's consolidated financial statements and the independent external audit thereof, including the appointing, compensating, overseeing (including resolving any disagreements between management and the independent external auditor regarding financial reporting), and evaluating and, where deemed appropriate, replacing the registered independent external auditors (or nominating the registered independent external auditors to be proposed for shareholder approval in any proxy statement); and

  V.     In evaluating the independence of the external auditors.


The function of the Audit Committee is oversight. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's consolidated financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal accounting and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

The independent auditors are responsible for planning and carrying out a proper audit of the Corporation's annual consolidated financial statements, reviews of the Corporation's quarterly consolidated financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of external auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on:


         a. The integrity of those persons and organizations within and outside the Corporation from which it receives information,
         b. The accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and
         c. Representations made by management as to any information technology, internal audit and other non-audit services provided by the independent external auditors to the Corporation.

The independent external auditors for the Corporation are ultimately accountable to the Board of Directors as assisted by the Audit Committee. The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, nominate the independent external auditors to be proposed for shareholder approval in the proxy statement. The Audit Committee shall pre-approve all audit and permissible non-audit services proposed to be provided by the Corporation's external auditors in compliance with section 202 of the "Sarbanes-Oxley Act of 2002" and applicable SEC rules and regulations. The independent external auditors shall submit to the Corporation annually a formal written statement delineating all relationships between the independent external auditors and the Corporation ("Statement as to Independence"), addressing each non-audit service provided to the Corporation. The Audit Committee shall be responsible for considering whether any services provided by the external auditor would cause the external auditor to not be independent of the Corporation.

                       COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall be comprised of at least three independent members of the Board of Directors, each of whom shall meet the independence and experience requirements of Section 10A of Securities Exchange Act of 1934, as amended and applicable rules and regulations of the SEC. The Audit Committee members shall have no relationship to the Corporation, or to the executive officers of the Corporation or its subsidiaries or affiliates, that may interfere with the exercise of their independence from management and the Corporation, and shall not be compensated for any consulting, advisory or other services performed for the Corporation other than compensation received for Board of Directors and committee fees, and shall not be an affiliate of the Corporation or any of its subsidiaries, as defined by the Securities and Exchange Commission ("SEC") or NASDAQ, and shall otherwise satisfy the applicable membership requirements under the rules of the SEC or NASDAQ, as such requirements are interpreted by the Corporation's Board of Directors in its business judgment. Individuals previously not meeting all independence requirements to serve on the Audit Committee, must meet all independence requirements for at least three (3) years prior to being eligible to serve on the Audit Committee.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Corporation's consolidated balance sheet, income statement, and cash flow statement. Additionally, the Corporation will continue to have, at least one member of the Audit Committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

While not an absolute requirement, the Corporation will seek to have at least one member of the Audit Committee who is considered to be an "audit committee financial expert" by virtue of their education and/or experience as defined by applicable SEC rules.

Members of the Audit Committee shall be appointed annually by majority vote of the Board of Directors and shall serve until the next annual meeting of the Board of Directors or until their successors shall be duly qualified and appointed.

                         MEETINGS OF THE AUDIT COMMITTEE

The Audit Committee shall meet four times annually, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial results and the required certifications of the CEO and CFO. At least annually, the Audit Committee should meet separately with the internal auditor and the independent external auditor, without any members of management being present, to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed privately.

The Audit Committee may request any officer or employee of the Corporation, or the Corporation's independent counsel, or independent external auditors to attend a meeting of the Audit Committee or to meet with any members of or consultants to, the Audit Committee.

Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Minutes of each meeting will be prepared with copies to be provided to members of the Audit Committee and made available to management, the independent external auditors, internal auditors and regulatory examiners.

The chairperson of the Audit Committee will make a report to the Board of Directors on the results of each meeting of the Audit Committee.

                     RESPONSIBILITIES OF THE AUDIT COMMITTEE

I. OVERSEEING FINANCIAL REPORTING AND DISCLOSURES:

         a. Reading of Financial Statements and Disclosures. The Audit Committee shall read all financial statements and related disclosures included in the Corporation's periodic and annual filings with the SEC, and consider whether the financial statements and related disclosures accurately and appropriately reflect their knowledge of the financial condition of the Corporation and its results of operations.

         b. Accuracy of Financial Reports. The Audit Committee shall require management to make all material correcting adjustments to the Corporation's quarterly and annual consolidated financial statements to be filed with the SEC, that are identified by the independent external auditor as being required by generally accepted accounting principles ("GAAP") or the rules of the SEC.

         c. Disclosure of Off-Balance-Sheet Transactions. On a quarterly basis, the Audit Committee shall inquire of management as to whether they have complied with the SEC's disclosure requirements regarding the Corporation's requirement to disclose, in quarterly and annual SEC filings, all material off-balance-sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Corporation with unconsolidated entities or other persons, that have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, or significant components of revenues or expenses.

         d. Disclosure of Pro Forma Financial Information. On at least a quarterly basis, the Audit Committee shall inquire of management as to whether they have complied with the SEC's pro forma information disclosure requirements regarding the Corporation's requirement to only disclose in SEC filings, or in any public disclosures or press or other release, pro forma financial information that does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the pro forma financial information, in light of the circumstances under which it is presented, not misleading; and to reconcile the pro forma financial information with the financial condition and results of operations of the Corporation under GAAP.

         e. Disclosure of Transactions Involving Management and Principal Stockholders. The Audit Committee shall determine that management has put in place procedures to report to the SEC, within two (2) business days, changes in Corporation stockholdings by directors, officers, and more than 10% stockholders of the Corporation, including stock purchases and sales and stock issued due to exercises of stock options. Also, the Audit Committee shall determine that management has put in place procedures to report to the SEC, within ten (10) business days, for any new directors, officers or 10% stockholders of the Corporation, their stockholdings in the Corporation.

         f. Management Certification of Financial Statements and Disclosures, and Assessment of Internal Controls. The Audit Committee shall ensure that the Corporation has established adequate procedures to ensure that quarterly and annual financial statements and disclosures, required to be reported to the SEC, are accurate and complete. This will include reviewing and approving the process to be followed by management to comply with quarterly and annual CEO and CFO certifications required by the SEC. The Audit Committee shall be responsible for discussing the results of the quarterly and annual CEO and CFO certification process with management to consider whether the Corporation has appropriately fulfilled its quarterly and annual SEC reporting requirements. In reviewing and considering the quarterly and annual certifications of the CEO and CFO, the Audit Committee shall also obtain, review and consider any applicable reports issued by the internal auditor or the independent external auditor.

         g. Disclosure of Code of Business Conduct and Ethics. The Audit Committee shall determine that the Corporation has complied with applicable requirements of the SEC to disclose, in the Corporation's Form 10-K, whether or not, and if not, the reason therefore, the Corporation has established a Code of Ethics for senior financial officers (CFO and controllers). Also, the Audit Committee shall inquire of management to determine that changes in or waivers of the Code of Ethics are approved by the Audit Committee, and reported promptly to the SEC by the Corporation on a Form 8-K.

         h. Disclosure of Audit Committee "Financial Expert." The Audit Committee shall determine whether the Corporation has complied with applicable requirements of the SEC to disclose, in the Corporation's Form 10-K or annual proxy statement, whether or not, and if not, the reason therefore, the Corporation has at least one member on the Audit Committee who is an "audit committee financial expert" as defined by applicable SEC rules and regulations.

         i. Disclosure of Audit Committee Approval of Permissible Non-Audit Services. The Audit Committee shall determine that the Corporation has complied with applicable requirements of the SEC to disclose, in the Corporation's Form 10-K and annual proxy statement, the approval by the Audit Committee of all permissible non-audit services to be performed by the Corporation's independent external auditor.

         j. Real Time Issuer Disclosures. The Audit Committee shall determine that the Corporation has implemented procedures to comply with applicable requirements of the SEC to report to the SEC real time (prompt) disclosures of any material changes in the Corporation's financial condition or results of operations.

II. APPROVAL OF EXPENSES OF EXECUTIVE MANAGEMENT:

All expenses of personnel defined as executive management for purposes of complying with applicable banking regulations, shall be reported to and approved by the Audit Committee on a quarterly basis.

III. INDEPENDENT EXTERNAL AUDITOR:

The Audit Committee shall have the sole authority to appoint or replace the Corporation's independent external auditor. The Audit Committee should also pre-approve the compensation of the external auditor, and evaluate the external auditor's independence. The Audit Committee shall also pre-approve all permissible non-audit services and fees to be provided by the Corporation's independent external auditor. The pre-approval of audit and non-audit services and fees of the independent external auditor may be documented by a member of the Audit Committee signing annual or periodic engagement letters that define in general terms the type of services to be provided and the range of fees that are considered acceptable for such services, or as otherwise documented in the minutes of the Audit Committee meetings. The actual compensation paid to the independent external auditor, for all such pre-approved services and fees, are to be reported to the Audit Committee by management on at least a quarterly basis.

IV. INTERNAL AUDIT, LOAN REVIEW AND EXTERNAL AUDIT PLANS:

The Audit Committee should review the annual internal audit, loan review and independent external audit plans, including the degree of coordination of the respective plans.

The Audit Committee should inquire of the internal auditor and independent external auditor as to the extent to which the planned audit scope can be relied upon to detect material misstatements in the consolidated financial statements and other public disclosures, weaknesses in internal accounting and disclosure controls, and fraud. Additionally, the Audit Committee should inquire regarding the audit plans of the internal auditor and independent external auditor regarding electronic data processing and controls to ensure that such plans address the related impact on financial risk and internal controls.

The Audit Committee should require the loan review officer or outsourced service provider to ensure that the annual loan review plan addresses asset quality and the adequacy of the allowance for loan losses.

V. AUDIT RESULTS:

The Audit Committee should review with management the results of the independent external auditor's quarterly financial statement reviews, and review with management and the independent external auditor the results of the annual financial statement audit. The Audit Committee should also review with management and the independent external auditor their assessment of the quality of the Corporation's accounting principles, including the identification of and disclosure within the Corporation's periodic SEC filings, the Corporation's critical accounting policies, the adequacy of internal accounting and disclosure controls and the resolution of identified significant deficiencies or material weaknesses and reportable conditions in internal accounting and disclosure controls. The Audit Committee should also review internal audit and loan review reports for evaluation of the Corporation's internal controls, asset quality, the adequacy of the allowance for loan losses, and compliance with laws and regulations and other audit reports deemed significant by the Committee. Based on this review, the Audit Committee shall make its recommendation to the Board of Directors as to the inclusion of the audited consolidated financial statements in the Corporation's annual report on Form 10-K.

VI. ANNUAL PROXY STATEMENT DISCLOSURE:

The Audit Committee should report audit activities to the Board of Directors and issue an annual report to be included in the Corporation's proxy statement (including appropriate oversight conclusions) for submission to the shareholders. In addition, the Audit Committee should re-approve the Audit Committee Charter, annually, with a copy of the charter filed with the SEC every three (3) years, and after any amendments. The Audit Committee will report to management for inclusion in the their annual report in the Corporation's Form 10-K, whether a member has been defined by the Board of Directors, as an "audit committee financial expert" and that expert's name. Management may opt to include this information in the Corporation's annual proxy statement (as long as the proxy statement is filed within 120 days of the Corporation's fiscal year end) and reference this information in the Corporation's annual report on Form 10-K.

VII. INDEPENDENT EXTERNAL AUDITOR COMMUNICATION WITH THE AUDIT COMMITTEE:

It is the independent external auditor's responsibility, as required by generally accepted auditing standards, to make certain communications to the Audit Committee on at least an annual basis. Such matters include the independent external auditor's responsibility under generally accepted auditing standards, matters pertaining to the external auditor's independence, selection of or changes in significant accounting principles, management's judgments and significant accounting estimates, significant audit adjustments posted or uncorrected, the external auditors responsibility and consideration of other information that accompanies the audited consolidated financial statements, any disagreements with management, any difficulties encountered during the audit, any consequential illegal acts or irregularities, any major issues discussed with management prior to retention of the external auditors as auditors of the Corporation for the current fiscal year, or instances of management consultation with other accountants regarding significant accounting or auditing matters, and any management advisory services and fees provided by the independent external auditor.

VIII. COMMUNICATION OF CONCERNS OF THE AUDIT COMMITTEE WITH THE INDEPENDENT EXTERNAL AUDITOR:

The Audit Committee shall be responsible for informing the independent external auditor of any serious concerns regarding the accuracy and integrity of the Corporation's financial reporting, any serious concerns regarding the honesty and integrity of the Corporation's management, and any serious concerns regarding the adequacy of the Corporation's internal accounting and disclosure controls. In fulfilling these responsibilities, the Audit Committee is aware that it is illegal for an officer or director of the Corporation to mislead or lie to the independent external auditor.

IX. INTERNAL AUDIT AND LOAN REVIEW SUPERVISION:

The Audit Committee should also review the appointment and replacement of the senior internal auditing and loan review executives or outsourced internal audit and loan review service provider. At least annually, the Audit Committee should evaluate the effectiveness of the internal audit and loan review functions and consider the need to make changes to ensure that the internal audit and loan review objectives are being met.

The Audit Committee should review and approve the annual internal audit and loan review plans, monitor the completion of these plans, and approve any changes to the annual plans. The Audit Committee should review the periodic reports of internal audit and loan review activities, including the opinion of the internal audit director or outsourced service provider regarding the adequacy of the Corporation's internal accounting and disclosure control structure. The Audit Committee should meet with the internal audit and loan review directors or outsourced service providers to discuss the status of completion of the annual internal audit and loan review plans and the periodic internal audit and loan review reports and to consider the need for further audit follow-up and investigation.

X. FRAUD REPORTING AND HANDLING OF COMPLAINTS:

The Audit Committee shall have the responsibility for establishing procedures for:

         a. The receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and
         b. The confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters. The Audit Committee shall also establish procedures to ensure that no retaliation will be allowed to occur against anyone who reports potential fraud or a complaint in good faith.

XI. NEW ACCOUNTING PRONOUNCEMENTS:

Changes in accounting standards that have a material effect on the consolidated financial statements and new or changing regulations which will affect compliance issues or the approach taken towards evaluating the internal control structure, should be explained to the Audit Committee by financial management, the internal auditor or the independent external auditor.

XII. REVIEW OF LEGAL MATTERS:

The Audit Committee should meet with the Corporation's outside legal counsel, when appropriate, to discuss legal matters that have a significant impact on the Corporation's consolidated financial statements. An assessment of the Corporation's legal liability should be reviewed for any pending or threatened litigation, including establishment of any appropriate reserves or financial disclosures until the matter is adjudicated. The Audit Committee may retain legal counsel at its discretion without prior permission of the Board of Directors or its management at the expense of the Corporation.

XIII. AREAS REQUIRING SPECIAL ATTENTION:

The Audit Committee shall have the authority to obtain detailed reports from management, the independent external auditor, or the internal auditor related to significant matters affecting the financial reporting process, internal controls, or other similar areas of special interest or concern to the Audit Committee.


                     AUTHORITY TO HIRE INDEPENDENT ADVISORS

The Audit Committee shall have the authority, without the permission of the Board of Directors, to engage its own accountants, legal counsel or other advisors, from time to time, for special audits, reviews and other procedures as it determines necessary to carry out its duties.

                                     FUNDING

The Corporation shall provide the Audit Committee with appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of compensation -

     A) To the registered independent external auditor employed by the Corporation for the purpose of rendering or issuing an audit report; and
     B)   To any advisors employed by the Audit Committee.

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
[X] PLEASE MARK VOTES                        REVOCABLE PROXY
    AS IN THIS EXAMPLE                  SOUTHERN MICHIGAN BANCORP, INC.

                                                                                                                   WITH-   FOR ALL
     PROXY FOR ANNUAL MEETING                                                                              FOR     HOLD    EXCEPT
SOUTHERN MICHIGAN BANCORP, INC.                                    1.   Election as Directors of all       [ ]     [ ]       [ ]
                                                                        nominees listed below (except as
     The undersigned does hereby appoint                                marked to the contrary below):
Jaylen T. Johnson and Danice Chartrand,
or either one of them, proxy with full                                  GREGORY HULL       FREEMAN RIDDLE      THOMAS KOLASSA
power of substitution, in the name,
place and stead of the undersigned, to
vote all of the Common Shares of Southern                          INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
Michigan Bancorp, Inc., held by the                                INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE
undersigned on February 28, 2003 at the                            THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
Annual Meeting of Shareholders to be
held at The Dearth Community Center,
located at the Branch County Fairgrounds                           __________________________________________________
in Coldwater, Michigan, on April 21, 2003
at 4:00 p.m., and at any adjournment                                                                       FOR   AGAINST   ABSTAIN
or adjournments thereof with all the powers                        2.   Ratification of the selection of   [ ]     [ ]       [ ]
the undersigned would possess if personally                             Crowe, Chizek and Company LLP as
present. The undersigned revokes all                                    Independent Auditors for 2003.
proxies heretofore given to vote at such
meeting and any adjournment or
adjournments thereof.                                              The Board of Directors recommends shareholders vote "FOR" the
     THE BOARD OF DIRECTORS RECOMMENDS A                           nominees listed in Proposal (1) and "FOR" Proposal (2). IF NO
VOTE FOR ALL NOMINEES AND FOR PROPOSAL                             SPECIFIC VOTE IS GIVEN, THE PROXY WILL BE VOTED "FOR" ALL
2.                                                                 NOMINEES AND "FOR" PROPOSAL (2). IF ANY OTHER BUSINESS IS
                                                                   PROPERLY PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN
                                                                   THE DISCRETION OF THE PROXIES. All shares represented by properly executed proxies will be voted as directed. THIS PROXY IS
                                                                   SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked before its exercise by either written notice or notice in person at the meeting or by a subsequently dated proxy. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting and
                                                                   Proxy Statement, each dated March 10, 2003, for the Annual
                                                                   Meeting of Shareholders of the Company called for April 21, 2003.
Please be sure to sign and date       ____________________
  this Proxy in the box below.        Date                         NOTE: Please sign your name(s) exactly as printed on your stock
__________________________________________________________         certificates to authorize the voting of your shares as indicated
                                                                   above. Persons signing as Executors, Administrators, Trustees, etc. should so indicate. If shares are held jointly, each holder
____Stockholder sign above_____Co-holder (if any) sign above__     should sign. If executed by a corporation, a duly authorized officer should sign.

________________________________________________________________________________

 /\ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. /\

                        SOUTHERN MICHIGAN BANCORP, INC.

________________________________________________________________________________

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
________________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

________________________________________

________________________________________

________________________________________